SUPPLEMENT TO THE PROSPECTUSES

OF

WELLS FARGO ADVANTAGE VT FUNDS

For the Wells Fargo Advantage VT Small Cap Growth Fund

(the "Fund")

The following is added in the sections entitled "Principal Investment Strategies" contained in both the Fund Summaries and The Funds sections:

Effective April 1, 2014: We invest principally in equity securities of small-capitalization companies, which we define as securities of companies with market capitalization within the range of the Russell 2000® Index. The market capitalization range of the Russell 2000® Index was approximately $47.3 million to $4.25 billion, as of August 30, 2013, and is expected to change frequently.